Exhibit 4.16

EXECUTION COPY

SECURITYHOLDER RIGHTS AGREEMENT

AMONG

AFFINION GROUP HOLDINGS, INC.,

AFFINION GROUP HOLDINGS LLC,

GENERAL ATLANTIC PARTNERS 79, L.P.,

GAP-W, LLC,

GAPSTAR, LLC,

GAPCO GMBH & CO. KG,

GAP COINVESTMENTS III, LLC,

GAP COINVESTMENTS IV, LLC

AND

THE HOLDERS HERETO

DATED JANUARY 14, 2011

SECURITYHOLDER RIGHTS AGREEMENT dated as of January 14, 2011 (this “Agreement”), among AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), AFFINION GROUP HOLDINGS, LLC (“Apollo”), GENERAL ATLANTIC PARTNERS 79, L.P. (“GAP 79”), GAP-W, LLC (“GAP-W”), GAPSTAR, LLC (“GapStar”), GAPCO GMBH & CO. KG (“GAPCO”), GAP COINVESTMENTS III, LLC (“GAP Coinvest III”) AND GAP COINVESTMENTS IV, LLC (“GAP Coinvest IV”, and together with GAP 79, GAP-W, GapStar, GAPCO and GAP Coinvest III, “General Atlantic”) and the Holders party hereto.

WHEREAS, in connection with the consummation of the Agreement and Plan of Merger, dated as of January 14, 2011, by and among Affinion Group, Inc., Webloyalty Holdings, Inc. and the other parties thereto, as it may be amended, supplemented, restated or otherwise modified from time to time (the “Merger Agreement”), the Holders are receiving shares of Common Stock (as defined below).

NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Definitions.

As used in this Agreement:

“Affiliate” of the Company, Apollo or General Atlantic means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, Apollo or General Atlantic, respectively. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of Securities or any partnership or other ownership interest, by contract or otherwise) of a Person. The term “Affiliate” shall not include at any time any portfolio companies of (i) Apollo Management V, L.P. or its affiliates or (ii) General Atlantic LLC or its affiliates.

“Affiliate” of a Holder means: (i) any member of the immediate family of an individual Holder, including parents, siblings, spouse and children (including those by adoption); the parents, siblings, spouse, or children (including those by adoption) of such immediate family member, and in any such case any trust whose primary beneficiary is such individual Holder or one or more members of such immediate family and/or such Holder’s lineal descendants; (ii) the legal representative or guardian of such individual Holder or of any such immediate family member in the event such individual Holder or any such immediate family member becomes mentally incompetent; and (iii) any Person controlling, controlled by or under common control with a Holder. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of Securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Agreement” has the meaning ascribed to such term in the introductory paragraph hereof.

“Apollo” has the meaning ascribed to such term in the introductory paragraph hereof.

“Apollo Group” means investment funds managed by Apollo Management V, L.P., a Delaware limited partnership, Apollo Global Management, LLC, a Delaware limited liability company, or any of their respective Affiliates.

“Asset Acquirer” means a Person who enters into a legally binding contract to purchase assets in a Dragged Asset Sale.

“beneficially owned”, “beneficial ownership” and similar phrases have the meaning ascribed to such terms in the Registration Rights Agreement.

“Board” means the Board of Directors of the Company and any duly authorized committee thereof. All determinations by the Board required pursuant to the terms of this Agreement to be made by the Board shall be binding and conclusive, if made in good faith.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by Law or executive order to close.

“Closing Date” has the meaning ascribed to such term in the Merger Agreement.

“Common Stock” means the common stock of the Company, par value $.01 per share.

“Company” has the meaning ascribed to such term in the introductory paragraph hereof.

“Confidential Information” has the meaning ascribed to such term in Section 4(b).

“Consulting Agreements” means, collectively, (i) that certain amended and restated consulting agreement, dated as of the date of this Agreement, between the Company, on the one hand, and each of Apollo Management V, L.P., on the other hand and (ii) that certain letter agreement, dated as of the date of this Agreement, between Apollo Management V, L.P. and General Atlantic LLC (in each case, as it may be amended, supplemented, restated or otherwise modified from time to time).

“Control Disposition” means a Transfer which would have the effect of transferring to a Person or Group a number of shares of Common Stock such that, following the consummation of such Transfer, such Person or Group possesses the voting power to elect a majority of the Board (whether by merger, consolidation or sale or Transfer of Common Stock).

“Drag-Along Notice” has the meaning ascribed to such term in Section 2(b)(ii).

“Drag-Along Percentage” means a fraction (expressed as a percentage), the numerator of which is the total number of issued and outstanding shares of Common Stock that Apollo or General Atlantic (together with its respective Affiliates), as applicable, desires to Transfer in the Drag-Along Transaction and the denominator of which is the total number of issued and outstanding shares of Common Stock beneficially owned by Apollo or General Atlantic (together with its respective Affiliates), as applicable, at the time immediately prior to such Drag-Along Transaction.

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“Drag-Along Right” has the meaning ascribed to such term in Section 2(b)(i).

“Drag-Along Shares” has the meaning ascribed to such term in Section 2(b)(ii).

“Drag-Along Transaction” has the meaning ascribed to such term in Section 2(b)(i).

“Dragged Asset Sale” has the meaning ascribed to such term in Section 2(b)(vii).

“Dragged Asset Sale Holder” has the meaning ascribed to such term in Section 2(b)(vii).

“Dragged Asset Sale Notice” has the meaning ascribed to such term in Section 2(b)(viii).

“Dragged Asset Sale Right” has the meaning ascribed to such term in Section 2(b)(vii).

“Dragged Holder” has the meaning ascribed to such term in Section 2(b)(i).

“Encumbrances” means any direct or indirect encumbrances, lien, pledge, security interest, claim, charges, option, right of first refusal or offer, mortgage, deed of trust, easement, or any other restriction or third-party right, including restrictions on the right to vote equity interests, in each case, other than as created pursuant to this Agreement, the WL Stockholder Agreement, the Registration Rights Agreement or the MIRA.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“GAP 79” has the meaning ascribed to such term in the introductory paragraph hereof.

“GAPCO” has the meaning ascribed to such term in the introductory paragraph hereof.

“GAP Coinvest III” has the meaning ascribed to such term in the introductory paragraph hereof.

“GAP Coinvest IV” has the meaning ascribed to such term in the introductory paragraph hereof.

“GapStar” has the meaning ascribed to such term in the introductory paragraph hereof.

“GAP-W” has the meaning ascribed to such term in the introductory paragraph hereof.

“General Atlantic” has the meaning ascribed to such term in the introductory paragraph hereof.

“General Atlantic Group” means General Atlantic LLC and its affiliated investment partnerships.

“Government Entity” means any federal, national, supranational, state, provincial, Commonwealth, local or foreign or similar government, governmental subdivision, regulatory or administrative body or other governmental or quasi-governmental agency, tribunal, commission, court, judicial or arbitral body or other entity with competent jurisdiction.

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“Group” has the meaning ascribed to such term in Section 13(d)(3) of the Exchange Act.

“Holders” means the holders of the issued and outstanding Securities of the Company who are parties hereto, other than the Company, Apollo, General Atlantic and their respective Affiliates.

“Indebtedness” means, with respect to any Person, (a) all indebtedness of such Person, whether or not contingent, for borrowed money, and (b) all obligations of such Person evidenced by notes, bonds, debentures or other similar debt instruments.

“Law” means any federal, national, supranational, state, provincial, Commonwealth, local or foreign or similar law, statute, ordinance, rule, regulation, code, order, writ, judgment, injunction, directive, guideline or decree enacted, issued, promulgated, enforced or entered by a Government Entity or Self-Regulatory Organization (including, for the sake of clarity, any policy statement or interpretation that has the force of law with respect to any of the foregoing, and including common law).

“Major Stockholder” means (i) Apollo and each of its Transferees; and (ii) General Atlantic and each of its Transferees, in each case, so long as such Person beneficially owns, together with its Affiliates, a number of issued and outstanding shares of Common Stock equal to at least 50% of the number of shares of Common Stock issued to General Atlantic and its Affiliates on the Closing Date.

“Merger Agreement” has the meaning ascribed to such term in the recitals.

“MIRA” means that certain Management Investor Rights Agreement, dated as of October 17, 2005, among the Company, Apollo and the other parties thereto (as it may be amended, supplemented, restated or otherwise modified from time to time).

“Option” means the options issued to Holders pursuant to the Stock Award Plan, the Stock Incentive Plan (each, as it may be amended, supplemented, restated or otherwise modified from time to time), or any other option plan approved by the Company.

“Permitted Transfer” means:

(a) in the case of any Holder who is an individual, a Transfer of shares of Common Stock to a trust or estate planning-related entity for the sole benefit of such Holder;

(b) in the case of any Holder that is a partnership, (i) a Transfer of shares of Common Stock to its limited, special and general partners or their equivalents as a pro rata distribution by such partnership to its partners or equivalents and (ii) a Transfer of shares of Common Stock made to any of such Holder’s Affiliates; and

(c) in the case of any Holder that is a corporation, company or limited liability company, (i) a Transfer of shares of Common Stock to its shareholders or members, as the case may be, as a pro rata distribution by such Person to its shareholders or members and (ii) a Transfer of shares of Common Stock made to any of such Holder’s Affiliates.

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“Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a Government Entity.

“Potential Participant” has the meaning ascribed to such term in Section 4(b).

“Public Sale” means any sale, occurring simultaneously with or after an initial public offering, of Common Stock to the public pursuant to an offering registered under the Securities Act, to the public pursuant to Rule 144(k) promulgated thereunder or to the public in the manner described by the provisions of Rule 144(f) promulgated thereunder, other than an offering relating to employee incentive plans.

“Qualified Public Offering” means an underwritten public offering of Common Stock by the Company pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act, pursuant to which the aggregate offering price of the Common Stock actually sold in such offering is at least $75 million.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof (as it may be amended, supplemented, restated or otherwise modified from time to time), by and among the Company and the parties thereto, attached hereto as Annex II.

“Related Parties” has the meaning ascribed to such term in Section 7(t).

“Representatives” has the meaning ascribed to such term in Section 4(b).

“Required Voting Percentage” means all of the following: (i) a majority of the issued and outstanding shares of Common Stock owned by the Holders as of the date the vote is taken, (ii) the vote of the issued and outstanding shares of Common Stock owned by Apollo and any member of the Apollo Group and (iii) the vote of the issued and outstanding shares of Common Stock owned by General Atlantic and any member of the General Atlantic Group.

“Rule 144” has the meaning ascribed to such term in Section 3.3(d).

“Securities” means, with respect to any Person, such Person’s “securities” as defined in Section 2(1) of the Securities Act and includes such Person’s capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person’s capital stock or other equity or equity-linked interests, including phantom stock and stock appreciation rights.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Self-Regulatory Organization” means the Financial Industry Regulatory Authority, the American Stock Exchange, the National Futures Association, the Chicago Board of Trade, the NYSE, the NASDAQ Stock Exchange, any national securities exchange (as defined in the

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Exchange Act), any other securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization.

“SPV Affiliate” means, with respect to Apollo, any Affiliate of Apollo Management V, L.P. or Apollo Global Management, LLC, or, with respect to General Atlantic, any Affiliate of General Atlantic LLC, in each case whose direct or indirect interest in the shares of Common Stock constitutes more than 50% (by value) of the equity Securities portfolio of that Affiliate.

“Stock Award Plan” means the Affinion Group Holdings, Inc. 2007 Stock Award Plan, as it may be amended, supplemented, restated or otherwise modified from time to time.

“Stock Incentive Plan” means the Affinion Group Holdings, Inc. 2005 Stock Incentive Plan, as it may be amended, supplemented, restated or otherwise modified from time to time.

“Stockholder Agreement” means the Stockholder Agreement, dated as of date hereof, among the Company and the parties thereto, as it may be amended, supplemented, restated or otherwise modified from time to time.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership, limited liability company or other business entity of which 50% or more of the total voting power or equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person, or (c) one or more Subsidiaries of such Person.

“Tag-Along Acceptance Notice” has the meaning ascribed to such term in Section 2(a)(ii).

“Tag-Along Notice” has the meaning ascribed to such term in Section 2(a)(i).

“Tag-Along Offerors” has the meaning ascribed to such term in Section 2(a)(i).

“Tag-Along Percentage” means, with respect to any Person at the time of an event, a fraction (expressed as a percentage) the numerator of which is the total number of issued and outstanding shares of Common Stock beneficially owned by (x) if such Person is an individual, such Person and (y) if such Person is not an individual, such Person and its Affiliates, in each case at such time, and the denominator of which is the aggregate number of issued and outstanding shares of Common Stock beneficially owned by (a) the Transferring Holder (or by any of its Transferring Affiliates), (b) all Holders who have timely delivered a Tag-Along Acceptance Notice at such time, (c) all stockholders who have timely delivered a tag-along acceptance notice pursuant to Section 4(d)(ii) of the Stockholder Agreement, (d) all stockholders who have timely delivered a tag-along notice pursuant to Section 2(a)(i) of the MIRA, (e) all stockholders who have timely delivered a tag-along notice pursuant to Section 2(b) of the Wyndham Securityholder Rights Agreement and (f) all other stockholders having a right to tag-along pursuant to the terms of any other agreement, in each case with respect to the Transfer of Common Stock giving rise to the Tag-Along Right, the tag-along right pursuant to Section 4 of the Stockholder Agreement, the tag-along right pursuant to Section 2 of the MIRA, tag-along

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right pursuant to Section 2(b) of the Wyndham Securityholder Rights Agreement or tag-along right pursuant to the terms of any other agreement, as the case may be.

“Tag-Along Right” has the meaning ascribed to such term in Section 2(a)(ii).

“Tag-Along Shares” has the meaning ascribed to such term in Section 2(a)(i).

“Tag Along Transaction” has the meaning ascribed to such term in Section 2(a)(i).

“Transfer” means any direct or indirect sale, assignment, transfer, conveyance, gift, bequest by will or under intestacy Laws, pledge, hypothecation or other Encumbrance, or any other disposition, of the stated security (or any interest therein or right thereto, including the issuance of any total return swap or other derivative whose economic value is primarily based upon the value of the stated security) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the stated security (or any interest therein) whatsoever, or any other transfer of beneficial ownership of the stated security, with or without consideration and whether voluntarily or involuntarily (including by operation of law). Notwithstanding anything to the contrary set forth herein, transfers of an interest in any member of the Apollo Group (other than any SPV Affiliate) or in the General Atlantic Group (other than any SPV Affiliate) shall not be deemed to be a Transfer.

“Transferee” means any Person to whom a Holder has transferred shares of Common Stock pursuant to a Transfer.

“Transferring Affiliate” has the meaning ascribed to such term in Section 2(a)(i).

“Transferring Holder” has the meaning ascribed to such term in Section 2(a)(i).

“WL Stockholder Agreement” means the Stockholder Agreement, dated as of May 12, 2005 (as it may be amended, supplemented, restated or otherwise modified from time to time), by and among Webloyalty Holdings, Inc. and the parties thereto.

“Wyndham Securityholder Rights Agreements” means that certain Securityholder Rights Agreement, dated as October 17, 2005 (as it may be amended, supplemented, restated or otherwise modified from time to time), among the Company, Apollo and Cendant Corporation, the successor in interest of which is Wyndham Worldwide Corporation.

Section 2. Certain Transfers.

(a) Tag-Along Transaction.

(i) Before the completion of a Qualified Public Offering, if any Holder, Apollo or General Atlantic proposes to Transfer (each, a “Transferring Holder”) to another Person or Persons (collectively, the “Tag-Along Offerors”), in a transaction or series of related transactions (the “Tag-Along Transaction”), shares of Common Stock representing, in the aggregate, more than 5% of the shares of Common Stock beneficially owned by the Transferring Holder(s), then, at least 10 Business Days prior to the closing of such proposed Transfer, any such Transferring Holder shall deliver a written notice (the “Tag-Along Notice”) to each Holder.

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Such Tag-Along Notice shall (A) set forth (1) the total number of shares of Common Stock proposed to be Transferred (the “Tag-Along Shares”), (2) the total number of shares of Common Stock beneficially owned by the Transferring Holder and each Affiliate of such Transferring Holder proposing to Transfer shares of Common Stock in such Tag-Along Transaction (each a “Transferring Affiliate”), (3) the name and address of the Tag-Along Offerors, (4) the proposed amount and type of consideration (including, if the consideration consists in whole or in part of non-cash consideration, such information available to the Transferring Holder as may be reasonably necessary for the Company to properly analyze the economic value and investment risk of such non-cash consideration) and (5) the terms and conditions of payment that the Transferring Holder and its Transferring Affiliates intend to accept; and (B) indicate that the Tag-Along Offerors have been informed of the Tag-Along Rights provided for in this Section 2(a) and have agreed to purchase shares of Common Stock from the Holders, Apollo and/or General Atlantic (and their respective Affiliates), as applicable, in accordance with the terms hereof.

(ii) Each Holder shall have the right (the “Tag-Along Right”), exercisable by delivering a written notice (the “Tag-Along Acceptance Notice”) to the Transferring Holder within 10 Business Days after delivery of the Tag-Along Notice, to Transfer to the Tag-Along Offerors and substitute for Tag-Along Shares held by the Transferring Holder, as a condition to such proposed Transfer of Tag-Along Shares by the Transferring Holder or its Transferring Affiliates, up to the number of shares of Common Stock equal to the number of Tag-Along Shares multiplied by such Holder’s Tag-Along Percentage (rounded down to the nearest whole share), at a price per share equal to the same price per share of Common Stock proposed to be paid by the Tag-Along Offerors and otherwise on substantially the same terms and conditions set forth in the Tag-Along Notice.

(iii) The Transferring Holder (and its Transferring Affiliates) shall not Transfer any Common Stock to the Tag-Along Offerors unless each Holder that delivered a timely Tag-Along Acceptance Notice is permitted to Transfer simultaneously therewith, and substitute for Tag-Along Shares held by the Transferring Holder (or its Transferring Affiliates), the number of shares of Common Stock equal to the number of Tag-Along Shares multiplied by such Holder’s Tag-Along Percentage (rounded down to the nearest whole share), at a price per share equal to the same price per share of Common Stock proposed to be paid to the Transferring Holder (and its Transferring Affiliates) and otherwise on substantially the same terms and conditions set forth in the Tag-Along Notice.

(iv) If all such Transfers of shares of Common Stock to the Tag-Along Offeror are not consummated within 120 days from delivery of the Tag-Along Notice, the provisions of this Section 2(a) shall again become effective with respect to the proposed Transfer of shares of Common Stock.

(v) Notwithstanding anything to the contrary in this Agreement, this Section 2(a) shall not apply to (A) Permitted Transfers or (B) Transfers of shares of Common Stock made in a Qualified Public Offering.

(b) Drag Along Option.

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(i) Before the completion of a Qualified Public Offering, if Apollo, or, following the fifth anniversary of the date of this Agreement, General Atlantic (for so long as it is a Major Stockholder), is the Transferring Holder and the Offered Shares to be Transferred are to be Transferred to an unaffiliated third party in a transaction or series of related transactions, whether by sale of stock, merger, consolidation or otherwise, comprise 80% or more of the shares of Common Stock beneficially owned by such Transferring Holder and its Affiliates (a “Drag-Along Transaction”), then, Apollo and/or General Atlantic, as applicable, shall have the right (the “Drag-Along Right”) to require each Holder (a “Dragged Holder”) to Transfer, in the Drag-Along Transaction, the number of shares of Common Stock beneficially owned by such Dragged Holder multiplied by the Drag-Along Percentage (rounded down to the nearest whole share).

(ii) To exercise its Drag-Along Right, Apollo and/or General Atlantic, as applicable, shall deliver written notice of such Drag-Along Transaction (the “Drag-Along Notice”) to the Company and each Dragged Holder. Such Drag-Along Notice shall disclose in reasonable detail the number of shares of Common Stock to be subject to the Drag-Along Transaction (the “Drag-Along Shares”), the proposed price, the other proposed terms and conditions of the proposed Drag-Along Transaction (including copies of the definitive agreements relating thereto) and the identity of the prospective purchaser. For the avoidance of doubt, the terms and conditions of the proposed Drag-Along Transaction must be substantially the same for the Transferring Holder and the Dragged Holder, including the identical form and amount of consideration for the shares of Common Stock, but excluding any payments under the Consulting Agreements made as a result of any Drag-Along Transaction.

(iii) The Persons purchasing the shares of Common Stock pursuant to a Drag-Along Transaction shall be entitled to require each Dragged Holder to provide representations and warranties regarding (A) its power, authority and legal capacity to enter into such Transfer of shares of Common Stock; (B) its valid right, title and interest in such shares of Common Stock and the Transferring Holder’s ownership of such shares of Common Stock; (C) the absence of any Encumbrances on such shares of Common Stock; and (D) the absence of any violation, default or acceleration of any agreement or instrument pursuant to which such Dragged Holder or the assets of such Dragged Holder are bound as the result of such sale; provided that the representations to be provided by each Dragged Holder and the Transferring Holder shall be substantially identical other than with respect to the applicable governing Law with respect to its power, authority and legal capacity to enter into such Transfer of shares of Common Stock.

(iv) With respect to any Drag-Along Transaction, Apollo and/or General Atlantic, as applicable, and each Dragged Holder shall use their reasonable best efforts to effect the Drag-Along Transaction as expeditiously as practicable, including delivering all documents necessary or reasonably requested in connection with such Drag-Along Transaction, voting in support of such transaction and entering into any instrument, undertaking or obligation necessary or reasonably requested in connection with such Drag-Along Transaction (as specified in the Drag-Along Notice). Subject to the terms and conditions of this Section 2(b) and without limiting the generality of the foregoing, the Company and each Dragged Holder shall take or cause to be taken all actions, and do or cause to be done, on behalf and in respect of the Company, all reasonably requested actions consistent with this Section 2(b) in connection with any Drag-Along Transaction. In addition, (A) each Transferring Holder and each Dragged

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Holder shall pay its pro rata share (based on the percentage of the proceeds for the shares of Common Stock actually received by the Transferring Holder or such Dragged Holder, as applicable, as compared to the aggregate proceeds for the shares of Common Stock actually received by all Dragged Holders and the Transferring Holder) of the reasonable expenses (if any) incurred by the Transferring Holder and each of the Dragged Holders (or any of their respective Affiliates) in connection with the Drag-Along Transaction; and (B) each Transferring Holder and each Dragged Holder shall join on a pro rata basis (based on the percentage of the proceeds for the shares of Common Stock actually received by the Transferring Holder or such Dragged Holder, as applicable, as compared to the aggregate proceeds for the shares of Common Stock actually received by all Dragged Holders and the Transferring Holder), severally and not jointly, in any indemnification or other obligations that are specified in the Drag-Along Notice, except for (x) any indemnification of any Transferring Holder or any of its Affiliates, (y) any indemnification with respect to the representations and warranties given by any other Dragged Holder pursuant to Section 2(b)(iii) and (z) any indemnification of any Transferee or any other party related to such Drag-Along Transaction (including escrow agents, investment bankers or other agents or advisors) with respect to an aggregate amount in excess of the proceeds actually paid to such Dragged Holder (after deducting any expenses paid by such Dragged Holder pursuant to clause (A) of this sentence) in respect of such Dragged Holder’s shares of Common Stock in connection with such Drag-Along Transaction (provided that, with respect to any Options, warrants or other rights to purchase or subscribe for shares of Common Stock exercised or converted into shares of Common Stock by a Dragged Holder following the delivery of the applicable Drag-Along Notice, such proceeds shall only include the amount by which the aggregate proceeds actually received exceeds the aggregate exercise or conversion price actually paid by such Dragged Holder in respect of such Options, warrants or rights).

(v) If requested by Apollo and/or General Atlantic, as applicable, each Dragged Holder will, immediately prior to the consummation of the Drag-Along Transaction, exercise and/or convert, as applicable, such number of Options, warrants or other rights to purchase or subscribe for shares of Common Stock into shares of Common Stock as is required so that a sufficient number of shares of Common Stock are available to Transfer the applicable number of Drag-Along Shares beneficially owned by such Dragged Holder; provided that any Dragged Holder that holds such Options, warrants or other rights to purchase the exercise or conversion price per share of which is greater than the per share price at which the Drag-Along Shares are to be Transferred, may, in place of such exercise or conversion, submit to irrevocable cancellation thereof without any liability for payment of any exercise or conversion price with respect thereto.

(vi) Upon the closing of the sale of any shares of Common Stock pursuant to this Section 2, the Dragged Holders shall deliver at such closing, against payment of the purchase price therefor, certificates representing their shares of Common Stock to be sold, duly endorsed for Transfer or accompanied by duly endorsed stock powers, and evidence of the absence of Encumbrances with respect thereto and of such other matters as are deemed reasonably necessary by the Company for the proper Transfer of such shares on the books of the Company.

(vii) If Apollo and/or General Atlantic, as applicable, has satisfied the conditions necessary to exercise the Drag-Along Right with respect to a Drag-Along

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Transaction, then before the completion of a Qualified Public Offering, in connection with a sale of all or substantially all of the consolidated gross assets (excluding cash) of the Company and assumption of all or substantially all of the consolidated gross liabilities (excluding Indebtedness) of the Company to an unaffiliated third party (a “Dragged Asset Sale”), Apollo and/or General Atlantic, as applicable, shall have the right (the “Dragged Asset Sale Right”) to require each Holder (a “Dragged Asset Sale Holder”) to vote to approve such Dragged Asset Sale.

(viii) To exercise its Dragged Asset Sale Right, the Transferring Holder must deliver written notice of such proposed Dragged Asset Sale (the “Dragged Asset Sale Notice”) to the Company and each Dragged Asset Sale Holder. Such Dragged Asset Sale Notice shall disclose in reasonable detail the proposed price, the other proposed terms and conditions of the proposed Dragged Asset Sale (including copies of the definitive agreements relating thereto) and the identity of the prospective Asset Acquirer.

(ix) The Asset Acquirer shall be entitled to require each Dragged Asset Sale Holder to provide representations and warranties regarding (A) its power, authority and legal capacity to vote its shares of Common Stock in favor of such Dragged Asset Sale; (B) its valid right, title and interest in such shares of Common Stock and the Dragged Asset Sale Holder’s ownership of such shares of Common Stock; (C) the absence of any Encumbrances on such shares of Common Stock; and (D) the absence of any violation, default or acceleration of any agreement or instrument pursuant to which such Dragged Asset Sale Holder or the assets of such Dragged Asset Sale Holder are bound as the result of such sale, provided that the representations to be provided by each Dragged Asset Sale Holder and any Transferring Holder shall be substantially identical other than with respect to the applicable governing Law with respect to its power, authority and legal capacity to vote its shares of Common Stock in favor of such Dragged Asset Sale.

(x) Subject to the terms and conditions of this Section 2(b), the Company (in the case of any Dragged Asset Sale) agrees that it shall use its reasonable best efforts to effect the Dragged Asset Sale, as expeditiously as practicable, including delivering all documents necessary or reasonably requested in connection with such Dragged Asset Sale, and entering into any instrument, undertaking or obligation necessary or reasonably requested in connection with such Dragged Asset Sale (as specified in the Dragged Asset Sale Notice). Subject to the terms and conditions of this Section 2(b) and without limiting the generality of the foregoing, the Company shall take or cause to be taken all actions, and do or cause to be done, on behalf and in respect of the Company, all reasonably requested actions consistent with this Section 2(b) in connection with any Dragged Asset Sale, as applicable. In addition, (A) each Transferring Holder and each Dragged Asset Sale Holder shall pay its pro rata share (based on the percentage of the proceeds actually received by the Transferring Holder or such Dragged Asset Sale Holder, as applicable, as compared to the aggregate proceeds actually received by all Dragged Asset Sale Holders and the Transferring Holder) of the reasonable expenses (if any) incurred by the Transferring Holder and each of the Dragged Asset Sale Holders (or any of their respective Affiliates) in connection with the Dragged Assets Sale; and (B) each Transferring Holder and each Dragged Asset Sale Holder shall join on a pro rata basis (based on the percentage of the proceeds actually received by the Transferring Holder or such Dragged Asset Sale Holder, as applicable, as compared to the aggregate proceeds actually received by all

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Dragged Asset Sale Holders and the Transferring Holder), severally and not jointly, in any indemnification or other obligations that are specified in the Drag Asset Sale Notice, except for (x) any indemnification of any Transferring Holder or any of its Affiliates, (y) any indemnification with respect to the representations and warranties given by any other Dragged Asset Sale Holder pursuant to Section 2(b)(ix) and (z) any indemnification of any Transferee or any other party related to such Dragged Assets Sale (including escrow agents, investment bankers or other agents or advisors) with respect to an aggregate amount in excess of the proceeds actually paid to such Dragged Asset Sale Holder (after deducting any expenses paid by such Dragged Asset Sale Holder pursuant to clause (A) of this sentence) in respect of the assets sold in such Dragged Assets Sale.

(xi) Notwithstanding anything to the contrary in this Agreement, for the avoidance of doubt, this Section 2(b) shall not apply to (A) Permitted Transfers, (B) Transfers of shares of Common Stock made in a Qualified Public Offering or (C) Transfers of assets by the Company or any of its Subsidiaries to (1) any of Apollo, Apollo’s Affiliates, or Apollo’s or Apollo’s Affiliates’ respective portfolio companies or (2) to any of General Atlantic, General Atlantic’s Affiliates, or General Atlantic’s or General Atlantic’s Affiliates’ respective portfolio companies.

Section 3. Transfers; Additional Parties.

3.1 Restrictions; Permitted Transfers.

Without the consent of the Company, no Holder shall Transfer any shares of Common Stock or securities convertible into or exchangeable into or exercisable for shares of Common Stock (including Options, warrants, restricted stock or restricted stock units). The preceding sentence shall apply with respect to all shares of Common Stock and securities convertible into or exchangeable into or exercisable for shares of Common Stock (including Options, warrants, restricted stock or restricted stock units) held at any time by a Holder, regardless of the manner in which such Holder initially acquired such shares of Common Stock or securities convertible into or exchangeable into or exercisable for shares of Common Stock (including Options, warrants, restricted stock or restricted stock units). Notwithstanding the foregoing, in addition to Permitted Transfers, the following Transfers by a Holder shall be permitted at any time:

(a) (i) in the case of shares of Common Stock, with respect to a Public Sale in connection with the exercise of piggy-back registration rights in accordance with the Registration Rights Agreement or (ii) subject to the Registration Rights Agreement, a Public Sale of Common Stock;

(b) to: (i) a guardian of the estate of such Holder, (ii) an inter-vivos trust primarily for the benefit of such Holder; (iii) an inter-vivos trust whose primary beneficiary is one or more of such Holder’s lineal descendants (including lineal descendants by adoption); (iv) the spouse of such Holder during marriage and not incident to divorce; or (v) one or more of such Holder’s Affiliates;

(c) to any individual Holder by: (i) a guardian of the estate of such Holder; (ii) an inter-vivos trust whose primary beneficiary is such Holder or one or more of such Holder’s

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lineal descendants (including lineal descendants by adoption); (iii) the spouse of such Holder during marriage and not incident to divorce; or (iv) such Holder’s lineal descendants;

(d) with the consent of the Company, by any Holder to a qualified retirement plan sponsored by the Holder (including with respect to a qualified retirement plan referred to in this Section 3.3(d), to participants, alternate payees and beneficiaries to the extent required by Law and the provisions of such plan);

(e) to a trust, to any successor trust or successor trustee;

(f) any Transfer permitted pursuant to Section 2(a) or required pursuant to Section 2(b); and

(g) with the consent of the Company, by any Holder to other Persons for tax planning purposes.

Notwithstanding the foregoing clauses (a) through (g), before the completion of a Qualified Public Offering, each Holder agrees that it shall not, and shall not permit its Transferees (if any), to Transfer directly or indirectly any Common Shares or any other securities of the Company to the Persons identified on Schedule I attached hereto.

3.2 Additional Parties.

(a) As a condition to the Company’s obligation to effect a Transfer of shares of Common Stock permitted by this Agreement on the books and records of the Company (other than a Transfer to Apollo or General Atlantic or of any of their respective Affiliates, the Company or any Subsidiary of the Company), the Transferee shall be required to become a party to this Agreement by executing (together with such Person’s spouse, if applicable) an Adoption Agreement in substantially the form of Annex I or in such other form that is reasonably satisfactory to the Company.

(b) In the event that any Person acquires shares of Common Stock from (i) a Holder or any Affiliate or member of such Holder’s Group or (ii) any direct or indirect Transferee of a Holder, such Person shall be subject to any and all obligations and restrictions of such Holder hereunder, as if such Person was such Holder named herein.

3.3 Securities Restrictions; Legends.

(a) No shares of Common Stock shall be transferable except upon the conditions specified in this Section 3.3, which conditions are intended to insure compliance with the provisions of the Securities Act.

(b) Each certificate representing shares of Common Stock shall (unless otherwise permitted by the provisions of paragraph (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE

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NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A SECURITYHOLDER RIGHTS AGREEMENT DATED AS OF JANUARY 14, 2011 AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”), AND THE OTHER PARTIES NAMED THEREIN. THE TERMS OF SUCH SECURITYHOLDER RIGHTS AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(c) The holder of any shares of Common Stock by acceptance thereof agrees, prior to any Transfer of any such shares, to give written notice to the Company of such holder’s intention to effect such Transfer and to comply in all other respects with the provisions of this Section 3.3. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the holder of such shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration or qualification of such shares under the Securities Act. Such holder of such shares shall be entitled to Transfer such shares in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion within 15 days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such Transfer within 15 days after delivery of such opinion. Each certificate or other instrument evidencing any such transferred shares of Common Stock shall bear the legend set forth in Section 3.3(b) above unless (A) such opinion of counsel to the holder of such shares (which opinion and counsel shall be reasonably acceptable to the Company) states that registration of any future Transfer is not required by the applicable provisions of the Securities Act or (B) the Company shall have waived the requirement of such legends.

(d) Notwithstanding the foregoing provisions of this Section 3.3, the restrictions imposed by this Section 3.3 upon the transferability of any shares of Common Stock shall cease and terminate when (i) any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, or (ii) after a Qualified Public Offering, the holder of such shares has met the requirements for Transfer of such shares pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”). Whenever the restrictions imposed by this Section 3.3 shall terminate, the holder of any shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph (b) above and not containing any other reference to the restrictions imposed by this Section 3.3.

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Section 4. Information Rights; Confidentiality.

(a) Financial Statements and Notices. At the request of any Holder, the Company shall deliver to such Holder unaudited quarterly balance sheets and statements of operations and cash flows to each Holder, so long as it owns shares of Common Stock, within a reasonable time after the end of such quarter, and in no event later than 45 days after the end of such quarter. The Company shall provide prompt notice to any Holder of any material event or transaction required to be disclosed by the Exchange Act.

(b) Confidentiality. Each Holder agrees to, and shall cause its Affiliates, and its and their respective directors, officers, employees, agents, advisors and representatives (“Representatives”) to, (i) hold confidential all information they may have or obtain concerning the Company or any of its Subsidiaries and their respective assets, business, operations, financial performance or prospects or the arrangements among the Holders and the Company (“Confidential Information”) and (ii) not use such Confidential Information except, with respect to clause (ii), in connection with evaluating and monitoring its investment in the Company or exercising its rights and fulfilling its obligations with respect thereto (including, for the avoidance of doubt, the right to conduct a sale process with respect to the sale of its shares of Common Stock so long as such Holder (x) complies with clause (i) of this sentence and (y) requires each potential participant in such sale process (a “Potential Participant”) to whom Confidential Information is provided to enter into a customary confidentiality agreement (to which the Company is a third-party beneficiary) with respect to such sale process that requires such Potential Participant and its Representatives to hold confidential, use only for the purposes of evaluating a purchase of shares of Common Stock from the Holder, and to return or destroy at the conclusion of the sale process (unless such Potential Participant enters into a definitive agreement with such Holder whereby such Potential Participant will become a Holder upon consummation of the transactions contemplated by such agreement) any Confidential Information received by such Potential Participant or its Representatives); provided, however, that the term “Confidential Information” does not include information that (A) is already in such party’s possession, provided that such information is not known by such Holder to be subject to another confidentiality agreement with or other obligation of secrecy to any Person, (B) is or becomes generally available to the public other than as a result of a disclosure, directly or indirectly, by such party or such party’s Representatives in violation of this Section 4(b), (C) is or becomes available to such party on a non-confidential basis from a source other than any of the parties hereto or any of their respective Representatives, provided that such source is not known by such party to have made such information available to such party in violation of a confidentiality agreement with or other obligation of secrecy to any Person or (D) is received in the course of a commercial arrangement between such Holder or any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand (which confidential information shall be governed by the provisions governing such commercial arrangement). Notwithstanding the foregoing, nothing herein shall prevent any party hereto from disclosing Confidential Information (1) upon the order of any Government Entity, (2) upon the request or demand of any Government Entity having jurisdiction over such party, (3) to the extent required by Law, (4) to the extent necessary in connection with any suit, action or proceeding relating to this Agreement or the exercise of any remedy hereunder, and (5) to such party’s Representatives that need to know such information and who agree to keep such information confidential on the terms set forth in this Section 4(b) (it being understood and agreed that, in the case of clause (1),

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(2) or (3), unless prohibited by Law or any Government Entity, such party shall notify the other parties hereto of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any information so disclosed is accorded confidential treatment, when and if available). The provisions set forth in this Section 4(b) shall terminate with respect to a given Holder on the second anniversary of the date such Holder ceases to own shares of Common Stock.

(c) Non-Solicitation. Each Holder agrees that, without the Company’s prior written consent, neither the Holder nor any of its Affiliates will directly or indirectly (i) divert or attempt to divert any business or customer of the Company or any of its Affiliates; or (ii) solicit any employee of the Company or any of its Affiliates (x) for employment by the Holder or any of its Affiliates, or (y) to provide consulting or other services to or on behalf of the Holder or any of its Affiliates; provided, however, no Holder or any of its Affiliates shall be prohibited from employing any such person who initiates employment-related discussions with the Holder or any of its Affiliates on his or her own initiative in response to a published general solicitation regarding employment opportunities not specifically targeted at such person, without any direct or indirect solicitation by the Holder or any of its Representatives. The provisions set forth in this Section 4(c) shall terminate with respect to a given Holder on the second anniversary of the date such Holder ceases to own shares of Common Stock.

Section 5. Notices. In the event a notice or other document is required to be sent hereunder to the Company or to the Holder, such notice shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally or by electronic mail sent with a request for delivery receipt, upon written electronic confirmation of delivery, or if by facsimile, upon written confirmation of receipt by facsimile, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth in Annex I. The Company or the Holder may effect a change of address for purposes of this Agreement by giving notice of such change to the Company, and the Company shall, upon the request of any party hereto, notify such party of such change in the manner provided herein. Until such notice of change of address is properly given, the addresses set forth on Annex I shall be effective for all purposes.

Section 6. Representations and Warranties.

(a) Representations and Warranties of the Holders. Each Holder, as to itself and not jointly, hereby represents and warrants to the Company as of the date hereof that:

(i) Organization. If such Holder is an entity, such Holder is duly formed, validly existing, and in good standing under the Laws of the jurisdiction of its creation, formation or organization and there is no pending or, to the knowledge of such Holder, threatened action for the dissolution, liquidation, insolvency, or rehabilitation of such Holder.

(ii) Authority. Such Holder has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery,

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and performance by such Holder of this Agreement has been duly authorized by all necessary action of such Holder; and this Agreement has been duly executed and delivered by such Holder and is the legal, valid and binding obligation of such Holder enforceable against such Holder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium, or similar events affecting such Holder or its assets, or by general principles of equity.

(iii) No Consents; No Violations. (A) No authorization, approval or other action by, and no notice to or filing with, any Government Entity or Self-Regulatory Organization or any other Person is required for the due execution, delivery, and performance by such Holder of this Agreement or the consummation of the transactions contemplated hereby (other than (x) such as has been obtained, given, effected or taken prior to the date hereof, (y) consents, authorizations, approvals or filings required to be obtained or made by, or notices given to, any Government Entity or Self-Regulatory Organization to the extent having jurisdiction over the Company, as to which such Holder makes no representations or warranties and (z) routine filings that are informational in nature and made in the ordinary course of business); and (B) the execution, delivery, and performance of this Agreement and the performance by such Holder of its obligations hereunder do not and will not result in any breach, violation or contravention of (1) if such Holder is an entity, such Holder’s organizational documents, (2) any Law applicable to such Holder, (3) any order, writ, injunction, judgment, decree or award of any Government Entity or Self-Regulatory Organization to which such Holder or any of its properties is subject or (4) any mortgage, contract, agreement, deed of trust, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which such Holder is a party or by which any of its properties is bound, except for breaches, violations and contraventions, if any, as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, results of operations, business, properties or assets of such Holder.

(iv) Investment Related Representations and Warranties.

a. Such Holder is acquiring the shares of Common Stock for his or its own account, for investment and not with a view to the distribution thereof or any interest therein in violation of the Securities Act or applicable Securities Laws.

b. Such Holder understands that (A) the shares of Common Stock have not been registered under the Securities Act or under any state Securities Laws, and are being offered and sold in reliance under federal and state exemptions for transactions not involving a public offering and (B) the shares of Common Stock must be held by such Holder indefinitely unless a subsequent Transfer thereof is registered under the Securities Act and applicable Law or is exempt from such registration.

c. Such Holder further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such Holder) depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales of the shares of Common Stock acquired hereunder in limited amounts. Such Holder further understands that the Holder has no right to compel the Company to disclose any information for purposes of complying with Rule 144.

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d. Such Holder (A) is an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act or (B) has a preexisting personal or business relationship with the Company, its Subsidiaries or certain members of the Board or officers of the Company, which is of a nature and duration sufficient to make such Holder aware of the character, business acumen and general business and financial circumstances of the Company, its Subsidiaries and/or such members of the Board or officers of the Company, if any.

e. The Company has made available to such Holder or its representatives all agreements, documents, records and books that such Holder has requested relating to an investment in the Common Stock being acquired by the Holder. Such Holder has had an opportunity to ask questions of, and receive answers from, Persons acting on behalf of the Company, concerning the terms and conditions of this investment, and answers have been provided to all such questions to the full satisfaction of such Holder. Such Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of the investment in the shares of Common Stock and to suffer a complete loss of such investment.

f. Such Holder has no need for liquidity in its investment in the shares of Common Stock. Such Holder can bear the economic risk of investment in the shares of Common Stock and has such knowledge and experience in financial or business matters to be capable of evaluating the merits and risks of the investment in the shares of Common Stock. Such Holder has consulted with its professional, tax and legal advisors with respect to the federal, state, local and foreign income tax consequences of such Holder’s participation as a Holder of the Company.

g. Such Holder understands that there is no public market for the shares of Common Stock and that the transferability of the shares of Common Stock is restricted.

(b) Representations and Warranties of the Company. The Company hereby represents and warrants to the Holders as of the date hereof that:

(i) Organization. The Company is a corporation validly existing and in good standing under the Laws of Delaware and there is no pending or, to the knowledge of the Company, threatened action for the dissolution, liquidation, insolvency, or rehabilitation of the Company.

(ii) Authority. The Company has the power and authority to carry on its business as now conducted, to own or hold under lease its properties, and to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary action; and this Agreement has been duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium, or similar events affecting the Company or its assets, or by general principles of equity.

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(iii) No Consents; No Violations. (A) No authorization, approval or other action by, and no notice to or filing with, any Government Entity or Self-Regulatory Organization or any other Person is required for the due execution, delivery, and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby (other than (x) such as has been obtained, given, effected or taken prior to the date hereof, (y) consents, authorizations, approvals or filings required to be obtained or made by, or notices given to, any Government Entity or Self-Regulatory Organization to the extent having jurisdiction over the Holders, as to which the Company makes no representations or warranties and (z) routine filings that are informational in nature and made in the ordinary course of business); and (B) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in any breach, violation or contravention of (1) its certificate of incorporation or its by-laws, (2) any Law applicable to the Company, (3) any order, writ, injunction, judgment, decree or award of any Government Entity or Self-Regulatory Organization to which the Company or any of its properties is subject or (4) any mortgage, contract, agreement, deed of trust, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which the Company is a party or by which any of its properties is bound, except for breaches, violations and contraventions, if any, as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, results of operations, business, properties or assets of the Company and its Subsidiaries, taken as a whole.

Section 7. Miscellaneous Provisions.

(a) Headings. The heading references herein and the table of contents hereof are for convenience purposes only and shall not be deemed to limit or affect any of the provisions hereof.

(b) SPV. Each Holder that is an entity that was formed for the sole purpose of acquiring (directly or indirectly) shares of Common Stock or that has no substantial assets other than (direct or indirect interests in) the shares of Common Stock agrees that (i) certificates of shares of its common stock or other instruments reflecting equity interests in such entity (and the certificates for shares of common stock or other equity interests in any similar entities controlling such entity) will note the restrictions contained in this Agreement on the Transfer of shares of Common Stock as if such shares of common stock or other equity interests were shares of Common Stock and (ii) no such shares of common stock or other equity interests may be transferred to any Person directly or indirectly (including through derivative securities) other than in accordance with the terms and provisions of this Agreement as if such shares or equity interests were shares of Common Stock.

(c) No Other Stockholder Arrangements. No Holder shall enter into any stockholder agreements or arrangements of any kind with any Person with respect to any securities of the Company on terms inconsistent with the provisions of this Agreement (whether or not such agreements or arrangements are with other Holders or with Persons that are not parties to this Agreement), including agreements or arrangements with respect to the acquisition or Transfer of any securities of the Company in a manner inconsistent with this Agreement.

(d) Governing Law; Jurisdiction. This Agreement shall be governed by,

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enforced under and construed in accordance with the Laws of the State of Delaware, without giving effect (to the fullest extent provided by Law) to any choice or conflict of law provision or rule thereof which might result in the application of the Laws of any other jurisdiction. Each of the parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Delaware State Chancery Court located in Wilmington, Delaware, or (in the event that such court denies jurisdiction) any federal or state court located in the State of Delaware for any litigation arising out of or relating to this Agreement (and agrees not to commence any litigation relating thereto except in such courts) and further agrees that service of any process, summons, notice or document by U.S. registered mail shall be effective service of process for any litigation brought against it in any such court. Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement in the Delaware State Chancery Court located in Wilmington, Delaware, or (in the event that such court denies jurisdiction) any federal or state court located in the State of Delaware and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum.

(e) Construction. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

(f) Binding Effect. This Agreement shall be binding upon the Company, Apollo, General Atlantic, the Holders, any spouses of the Holders, and their respective heirs, executors, administrators and permitted successors and assigns.

(g) Amendment. This Agreement may be amended, supplemented or modified from time to time by an instrument in writing signed by the parties having the Required Voting Percentage, provided, (i) that this Agreement may be amended by the Company without the consent of any Holder to cure any ambiguity or to cure, correct or supplement any defective provisions contained herein, or to make any other provisions with respect to matters or questions hereunder as the Company may deem necessary or advisable so long as such action does not affect adversely the interest of any Holder, (ii) any such amendment, supplement or modification that by its terms affects the rights or obligations of any Holder in a manner that is materially adverse and substantially different relative to other Holders shall not be enforceable against such

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Holder without the written consent of such Holder, and (iii) the written consent of the Company shall be required, in the event that any such amendment, supplement or modification imposes a burden or obligation on the Company or adversely affects a benefit or right of the Company under this Agreement.

(h) Termination. This Agreement shall terminate automatically upon: (i) the dissolution of the Company upon the vote of the Required Voting Percentage, (ii) upon the occurrence of any event which reduces the number of Holders to one in accordance with the terms hereof, or (iii) the consummation of a Control Disposition. Any Holder who disposes of all of his, her or its shares of Common Stock in conformity with the terms of this Agreement shall cease to be a party to this Agreement and shall have no further rights hereunder but shall remain subject to Section 4(b) (Confidentiality) and Section 4(c) (Non-Solicitation) and shall not be released from any liability incurred hereunder prior to the date it ceases to own any Common Stock.

(i) Spouses. The spouses of the individual Holders are fully aware of, understand and fully consent and agree to the provisions of this Agreement and its binding effect upon any community property interests or similar marital property interests in the Common Stock they may now or hereafter own, and agree that the termination of their marital relationship with any Holder for any reason shall not have the effect of removing any Common Stock of the Company otherwise subject to this Agreement from the coverage of this Agreement and that their awareness, understanding, consent and agreement are evidenced by their signing this Agreement. Furthermore, each individual Holder agrees to cause his or her spouse (and any subsequent spouse) to execute and deliver, upon the request of the Company, a counterpart of this Agreement, or an Adoption Agreement substantially in the form of Annex I or in a form satisfactory to the Company.

(j) Specific Performance; Remedies. Any Transfer or attempted Transfer in breach of this Agreement shall be void and of no effect. In connection with any attempted Transfer in breach of this Agreement, the Company may hold and refuse to Transfer any Common Stock or any certificate therefor, in addition to and without prejudice to any and all other rights or remedies which may be available to it or the Holders. Each party to this Agreement acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each other party to this Agreement shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach and further agrees to waive (to the extent legally permissible) any legal conditions required to be met for the obtaining of any such injunctive or other equitable relief (including posting any bond in order to obtain equitable relief).

(k) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The failure of any Holder to execute this Agreement does not make it invalid as against any other Holder.

(l) Severability. Whenever possible, each provision of this Agreement will

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be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, illegal or otherwise unenforceable provisions shall be null and void as to such jurisdiction. It is the intent of the parties, however, that any invalid, illegal or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, illegal or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by Law.

(m) Further Assurances. Each party hereto shall cooperate and use their respective reasonable best efforts to take or cause to be taken all appropriate actions and do, or cause to be done, all things necessary or appropriate, including the execution of any additional documents or instruments of any kind and the taking of all such other actions as such party may reasonably be requested to take by the other party hereto from time to time, consistent with the terms of this Agreement in order to effectuate the provisions and purposes of this Agreement.

(n) Extensions; Waivers. No course of dealing between the Company, or its Subsidiaries, and the Holders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(o) WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OR ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHT OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS ENTERED INTO IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN.

(p) Registration Rights Agreement. Each of the parties hereto (a) shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof, and (b) hereby adopts the Registration Rights Agreement with the same force and effect as if it were originally a party thereto.

(q) Entire Agreement. This Agreement and the Registration Rights Agreement set forth the entire agreement of the parties hereto as to the subject matter hereof and supersedes all previous agreements among all or some of the parties hereto, whether written, oral or otherwise, as to such subject matter. For the avoidance of doubt, this Agreement amends and restates the WL Stockholder Agreement. Unless otherwise provided herein, any consent

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required by the Company may be withheld by the Company in its sole discretion.

(r) No Third Party Beneficiaries. Except as otherwise expressly provided herein, no Person not a party to this Agreement, as a third party beneficiary or otherwise, shall be entitled to enforce any rights or remedies under this Agreement.

(s) Adjustments. If, and as often as, there are any changes in the Common Stock or securities convertible into or exchangeable into or exercisable for shares of Common Stock as a result of any reclassification, recapitalization, stock split (including a reverse stock split) or subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution, merger or other similar transaction affecting shares of Common Stock or such securities, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Common Stock or such securities as so changed.

(t) No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each Holder covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s, Apollo Group’s, General Atlantic Group’s or any Holder’s former, current or future directors, officers, agents, Affiliates, general or limited partners, members, managers or stockholders or any former, current or future directors, officers, agents, Affiliates, employees, general or limited partners, members, managers or stockholders of any of the foregoing, as such (collectively, the “Related Parties”), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of the Company, Apollo Group, General Atlantic Group or any Holder under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 7(t) shall relieve or otherwise limit the liability of any Holder, as such, for any breach or violation of its obligations under such agreements, documents or instruments.

(u) Additional Shares. In the event additional shares of Common Stock are issued by the Company to a Holder at any time during the term of this Agreement, either directly or upon the exercise or exchange of Securities of the Company exercisable for or exchangeable into shares or Common Stock, such additional shares of Common Stock, as a condition to their issuance, shall become subject to the terms and provisions of this Agreement.

(v) Assignment. Notwithstanding anything to the contrary contained herein, but subject to Section 3.2, (i) Apollo may assign its rights or obligations, in whole or in part, under this Agreement to any member of the Apollo Group or one or more of Apollo’s Affiliates; and (ii) General Atlantic may assign its rights or obligations, in whole or in part, under this Agreement to any member of the General Atlantic Group or one or more of General Atlantic’s Affiliates.

23

*  *  *  *  *

24

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first written above.

AFFINION GROUP HOLDINGS, INC.

By:	/s/ Nathaniel Lipman
Name: Nathaniel Lipman
Title: Chief Executive Officer

[Signature Page to Securityholder Rights Agreement]

AFFINION GROUP HOLDINGS, LLC

By:	/s/ Marc Becker
Name: Marc Becker
Title: Manager

[Signature Page to Securityholder Rights Agreement]

GAPCO GMBH & CO. KG
By:	GAPCO Management GmbH,
its General Partner

By:	/s/ William E. Ford
Name: William E. Ford
Title: Managing Director

GAP COINVESTMENTS III, LLC

By:	/s/ William E. Ford
Name: William E. Ford
Title: Executive Managing Member

GAP COINVESTMENTS IV, LLC

By:	/s/ William E. Ford
Name: William E. Ford
Title: Executive Managing Member

GAPSTAR, LLC

By:	/s/ William E. Ford
Name: William E. Ford
Title: Managing Member

[Signature Page to Securityholder Rights Agreement]

GAP-W, LLC
By:	General Atlantic GenPar, L.P.,
its Manager

By:	General Atlantic LLC,
its General Partner

By:	/s/ William E. Ford
Name: William E. Ford
Title: Chief Executive Officer and Managing Director

GENERAL ATLANTIC PARTNERS 79, L.P.
By:	General Atlantic LLC,
its General Partner

By:	/s/ William E. Ford
Name: William E. Ford
Title: Chief Executive Officer and Managing Director

[Signature Page to Securityholder Rights Agreement]

HOLDERS (as evidenced by their execution of an Adoption Agreement attached hereto)

[Signature Page to Securityholder Rights Agreement]

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”), dated as of January 14, 2011, is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the undersigned (“Undersigned”) executing this Adoption. By the execution of this Adoption, the Undersigned agrees as follows:

1. Agreement. The Undersigned hereby adopts the Securityholder Rights Agreement with the same force and effect as if it were originally a party thereto.

2. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to the Undersigned at the address listed beside the Undersigned’s signature below.

WEBLOYALTY HOLDINGS, INC.		Address for Notices:

By:	/s/ Todd Siegel	c/o Affinion Group, Inc.
Name:	Todd Siegel	6 High Ridge Park
Title:	Executive Vice President	Stamford, CT 06905
Attn: Todd Siegel

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

Fernandes Family Trust A dated June 25, 1999		Address for Notices:

By:	/s/ Lori Fernandes	129 Quarter Horse Lane
Name:	Lori Fernandes	Fairfield, CT 06824
Title:	Trustee	Telephone: (203) 255-1736
Date:	1/14/11	Email: rick.fernandes@webloyalty.com

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

Address for Notices:

By:	/s/ Richard Fernandes	129 Quarter Horse Lane
Name:	Richard Fernandes	Fairfield, CT 06824
Date:	1/14/11	Telephone: (203) 255-1736
Email: rick.fernandes@webloyalty.com

By:	/s/ Lori Fernandes
Name:	Lori Fernandes
Title:	Spouse
Date:	1/14/11

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

Address for Notices:

By:	/s/ Vincent D’Agostino	45 Turkey Hill Road South
Name:	Vincent D’Agostino	Westport, CT 06880
Date:	January 14, 2011	Telephone: (203) 254-9860
Email: dagostinov@yahoo.com

By:	/s/ Nicolys A. D’Agostino
Name:	Nicolys A. D’Agostino
Title:	Spouse
Date:	January 14, 2011

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

D’Agostino Family Trust A Date 4/8/99		Address for Notices:

By:	/s/ Vincent D’Agostino	45 Turkey Hill Road South
Name:	Vincent D’Agostino	Westport, CT 06880
Title:		Telephone: (203) 254-9860
Date:	January 14, 2011	Email: dagostinov@yahoo.com

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Gary R. Cacace	2422 Pine Grove Ct.
Name:	Gary R. Cacace	Yorktown Heights, NY 10598
Title:
Date:	Jan. 20, 2011

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:	/s/ Betsy Cacace
Name:	Betsy Cacace
Title:
Date:	Jan. 20, 2011

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Eli L. Chalfin	32 Meadowlark Rd.
Name:	Eli L. Chalfin	Rye Brook, NY 10573
Title:
Date:	1/26/11	Attn: Eli Chalfin

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Robert E. Danielson	1 Weatherly Dr. #201
Name:	Robert E. Danielson	Mill Valley, CA 94941
Title:
Date:	1-27-11	Attn:

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

Address for Notices:

By:	/s/ Donald Devine	Webshares, LLC
Name:	Donald Devine	350 Willow St.
Title:	Manager, Webshares, LLC	Southport, CT 06890
Date:	1/20/11	Attn: Manager

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Martin Isaac	Martin Isaac
Name:	Martin Isaac	50 Skating Pond Road
Title:		Trumbull, CT 06611
Date:	1/26/11	Attn: [_______________________________]

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Jeff Kendall	25 Hart Lane
Name:	Jeff Kendall	Weston, CT 06883
Title:
Date:	2/2/11	Attn: [_______________________________]

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Jussi Ketonen	3072 Stelling Drive
Name:	Jussi Ketonen	Palo Alto, CA 94303
Title:
Date:	Jan. 20, 2011	Attn: [_______________________________]

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:	/s/ Rachel Ketonen
Name:	Rachel Ketonen
Title:
Date:	Jan. 20, 2011

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Tamra Lichtman	Tamra Lichtman
Name:	Tamra Lichtman	58 Hartcroft Road
Title:		Stamford, CT 06903
Date:	1/19/11	Attn: [_______________________________]

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:	/s/ Scott Lichtman
Name:	Scott Lichtman
Title:
Date:	1/19/11

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Mark Negley	Mark Negley
Name:	Mark Negley	323 Smith Ridge Rd.
Title:		New Canaan, CT 06840
Date:	1/27/11	Attn: Mark Negley

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Alexander M. Sherman	5 Spruce St.
Name:	Alexander M. Sherman	Westport, CT 06880
Title:	VP
Date:	1/26/11	Attn: Alex Sherman

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Joseph A. Somma	23 E. Lake Rd.
Name:	Joseph A. Somma	Trumbull, CT 06611
Title:	Senior Architect
Date:	1-20-11	Attn: [_______________________________]

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Shane H. Spitzer	3130 Vera Avenue
Name:	Shane H. Spitzer	Los Angeles, CA 90034
Title:
Date:	1/25/11	Attn: Shane Spitzer

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Patrick Toland	164 Park Avenue
Name:	Patrick Toland	Palo Alto, CA 94306
Title:
Date:	1/25/11	Attn: [_______________________________]

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:	/s/ Kristina Toland
Name:	Kristina Toland
Title:
Date:	1/25/11

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ Michael Weller	1457 Pitman Avenue
Name:	Michael Weller	Palo Alto, CA 94301
Title:
Date:	1/24/2011	Attn: Mike Weller

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:	/s/ D. Kathryn Weller
Name:	D. Kathryn Weller
Title:
Date:	1/24/2011

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Securityholder Rights Agreement dated as of January 14, 2011, a copy of which is attached hereto (the “Securityholder Rights Agreement”), by the transferee (“Transferee”) executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain securities of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Securityholder Rights Agreement. Capitalized terms used herein without definition are defined in the Securityholder Rights Agreement and are used herein with the same meanings set forth therein.

2. Agreement. Transferee (i) agrees that the securities acquired by Transferee shall be bound by and subject to the terms of the Securityholder Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Securityholder Rights Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Securityholder Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the securities referred to above and in the Securityholder Rights Agreement, to the terms of the Securityholder Rights Agreement.

[UNDERSIGNED]		Address for Notices:

By:	/s/ John Zablocki	42 Alberta Street
Name:	John Zablocki	Fairfield, CT 06825
Title:
Date:		Attn:

[UNDERSIGNED’S SPOUSE (IF APPLICABLE)]

By:
Name:
Title:
Date: